EXHIBIT 1.2

                                                         CORPORATE ACCESS NUMBER
                                                                20678138

ALBERTA
GOVERNMENT OF ALBERTA


                           BUSINESS CORPORATIONS ACT


                                  CERTIFICATE

                                       OF

                                   AMENDMENT




SEXTANT ENTERPRISE CORP.
AMENDED ITS ARTICLES ON DECEMBER 17, 1996.




[SEAL]                                             ILLEGIBLE
                                           -------------------------
                                           REGISTRAR OF CORPORATIONS

                           BUSINESS CORPORATIONS ACT
                              (SECTION 27 OR 171)

                     ALBERTA CONSUMER AND CORPORATE AFFAIRS

                             ARTICLES OF AMENDMENT


1.   NAME OF CORPORATION                            2.  CORPORATE ACCESS NUMBER

     Sextant Enterprise Corp.                                 20678138

3.   THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS FOLLOWS:

(a) Pursuant to Section 167 (l)(m) of the Business Corporations Act, the Articles of Incorporation are amended to add the following in Section 6:

          "The directors may, between annual general meetings, appoint one or more additional directors of the Corporation to serve until the next annual general meeting, but the number of additional directors shall not at any time exceed 1/3 of the number of directors who held office at the expiration of the last annual meeting of the Corporation."

          "Meeting of shareholders may be held at any place in Alberta and in the cities of Vancouver, B.C., Toronto, Ontario and Montreal, Quebec."


DATE                           SIGNATURE                 TITLE

                               /s/ Peter O. Paulson
December 17, 1996              Peter O. Paulson          President and Director



                                                             FILED

                                                          DEC 17, 1996

                                                   REGISTRAR OF CORPORATIONS
                                                       PROVINCE OF ALBERTA

                       CORPORATE ACCESS NUMBER: 206781387


                                    ALBERTA


                           BUSINESS CORPORATIONS ACT


                                  CERTIFICATE

                                       OF

                                   AMENDMENT


                            SEXTANT ENTERPRISE CORP.
           CHANGED ITS NAME TO PURE TECHNOLOGIES LTD. ON 1998/06/17.







                                                                   [SEAL]

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                                                                          FORM 4

                           BUSINESS CORPORATIONS ACT
                              (SECTIONS 27 OR 171)


ALBERTA                                            ARTICLES OF AMENDMENT
--------------------------------------------------------------------------------
1.  NAME OF CORPORATION:                    2.  ALBERTA CORPORATE ACCESS NUMBER:

    Sextant Enterprise Corp.                           20678138-7
--------------------------------------------------------------------------------
1. ITEM NO. _____ OF THE ARTICLES OF THE ABOVE NAMED CORPORATION ARE AMENDED IN ACCORDANCE WITH SECTION _____ OF THE BUSINESS CORPORATIONS ACT.

Pursuant to subsection  167(1)(a) of the Business  Corporations  Act  (Alberta),
Article 1 of the Articles of the Corporation be and it is hereby amended by changing the name of the Corporation from SEXTANT ENTERPRISE CORP. TO PURE TECHNOLOGIES LTD.






















--------------------------------------------------------------------------------
4.  DATE                         SIGNATURE                     TITLE

June 17, 1998                    /s/ ILLEGIBLE                 Solicitor
--------------------------------------------------------------------------------
                                                               REGISTERED ON
                                                          THE ALBERTA REGISTRIES
                                                               CORES SYSTEM

                                                             FILED

                                                          JUN 17, 1998